EXHIBIT 10.10

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH SUCH REQUIREMENTS OR A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE OBLIGOR THAT SUCH TRANSFER WILL NOT RESULT IN ANY VIOLATION OF SUCH LAWS OR AFFECT THE LEGALITY OF THEIR ISSUANCE.


                          SUBORDINATED PROMISSORY NOTE
                                  WITH WARRANT


US $4,500,000                                                     March 15, 2003


     FOR VALUE RECEIVED, the undersigned, ASSURE ENERGY, INC., a Delaware corporation (the "Obligor"), hereby promises to pay to the order of Swiss Overseas Finance Company Ltd. (the "Holder"), on or before March 15, 2009 (the "Maturity Date") the principal sum of Four Million Five Hundred Thousand United States Dollars (US $4,500,000) payable as set forth below. The Obligor also promises to pay to the order of the Holder interest on the principal amount hereof at a rate per annum equal to the prime rate (as reported by Citibank - New York on the date of this Note) plus 3.5%. No interest will be due on the principal amount until the first anniversary of this Note, on March 15, 2004, at which time all interest then due on this Note shall be payable in full. Thereafter, for the remaining five year term of this Note, interest and principal shall be payable quarterly on June 15, September 15, December 15 and March 15 in each year. Subject to Obligor's right to prepay the Note, in whole or in part, all quarterly principal payments shall be made in equal pro rata amounts. Interest shall be calculated on the basis of the year of 365 days and for the number of days actually elapsed. Any amounts of interest and principal not paid when due shall bear interest at the maximum rate of interest allowed by applicable law. The payments of principal and interest hereunder shall be made in coin or currency of the United States.

     The Obligor further agrees to issue to the Holder, Four Hundred Fifty Thousand (450,000) common stock purchase warrants, in the form annexed hereto, each exercisable to purchase one share of Obligor's common stock at a price of $3.10 per share, at any time during the five year period commencing July 1, 2003.

     This Note shall be subject to the following additional terms and conditions:

     4.   Payments. The parties may mutually agree to extend the terms of this
          --------
          Note beyond the Maturity Date. In the event that any payment to be made hereunder shall be or become due on Saturday, Sunday or any other day which is a legal bank holiday under the laws of Canada, such payment shall be or become due on the next succeeding business day.

     5.   Prepayment. The Obligor and the Holder understand and agree that the
          ----------
          principal amount of this Note plus accrued interest may be prepaid by the Obligor at any time prior to the Maturity Date without penalty.

     6.   Subordination of Debt. This Note is subordinate to all present and
          ---------------------
          future bank debt of the Company and its subsidiaries including, but not limited to, debt incurred under revolving credit lines.

     4.   No Waiver. No failure or delay by the Holder in exercising any
          ---------
          right, power or privilege under the Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No course of dealing between the Obligor and the Holder shall operate as a waiver of any rights by the Holder.

     5.   Waiver of Presentment and Notice of Dishonor.  The Obligor and all
          --------------------------------------------
          endorsers, guarantors and other parties that may be liable under this Note hereby waive presentment, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

     6.   Place of Payment. All payments of principal of this Note and the
          ----------------
          interest due hereon shall be made at such place as the Holder may from time to time designate in writing.

     7.   Events of Default.  The entire unpaid principal amount of this Note
          -----------------
          and the interest due hereon shall, at the option of the Holder exercised by written notice to the Obligor forthwith become and be due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body ) and be continuing at the time of such notice, that is to say:

          a) if default shall be made in the due and punctual payment of the principal of this Note and the interest due thereon when and as the same shall become due and payable, whether at maturity, or by acceleration or otherwise, and such default shall have continued for a period of ten (10) business days;

          b)   if the Obligor shall:

               (i) admit in writing its inability to pay its debts generally as they become due;

               (ii) file a petition in bankruptcy or petition to take advantage of any insolvency act;

               (iii) make assignment for the benefit of creditors;

               (iv) consent to the appointment of a receiver of the whole or any substantial part of its property;

               (v) on a petition in bankruptcy filed against it, be adjudicated a bankrupt;

               (vi) file a petition or answer seeking reorganization or
                    arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof; or

          c) if the court of competent jurisdiction shall enter an order, judgment, or decree appointing, without the consent of the Obligor, a receiver of the whole or any substantial part of the Obligor's property, and such other, judgment or decree shall not be vacated or set aside or stayed with ninety (90) days from the date of entry thereof; and

          d) if, under the provisions of any other law for the relief or aid of debtors, any court or competent jurisdiction shall assume custody or control of the whole or any substantial part of Obligor's property and such custody or control shall not be terminated or stayed within (90) days from the date of assumption of such custody or control.

     8.   Remedies. In case any one or more of the Events of Default
          --------
          specified in Section 7 hereof shall have occurred and be continuing, the Holder may proceed to protect and enforce its rights whether by suit and/or equity and/or by action of law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or the Holder may proceed to enforce the payment of all sums due upon the Note or enforce any other legal or equitable right of the Holder.

     9.   Severability. In the event that one or more of the provisions of
          ------------
          this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     10.  Governing Law  This Agreement shall, in all respects, be governed by,
          -------------
          subject to and be interpreted, construed and enforced in accordance with the laws in effect within the Province of Alberta. Each party hereby expressly agrees to the jurisdiction of the courts of the Province of Alberta and all courts of appeal therefrom, and hereby waives any claim or defense of inconvenient forum.

     11.  Transfer and Assignment This Note may not be transferred or
          -----------------------
          assigned, in whole or in part, at any time, except in compliance with applicable federal and state securities laws.

     12.  Legal Action In the event any party commences legal action to
          ------------
          enforce its rights under this Note, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights.

     IN WITNESS WHEREOF, the OBLIGOR has signed and sealed this Note as of the 15th day of March, 2003.


                                        OBLIGOR:

                                        ASSURE ENERGY, INC.



                                   By:  /s/ Harvey Lalach
                                        -----------------
                                        Harvey Lalach
                                        President

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAW. IN ADDITION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING THE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, (ii) THE COMPANY FIRST RECEIVES AN OPINION FROM AN ATTORNEY, REASONABLY ACCEPTABLE TO THE COMPANY, STATING THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR
(iii)  THE  TRANSFER  IS  MADE  PURSUANT  TO RULE 144 PROMULGATED UNDER THE ACT.

                                                  450,000 shares of Common Stock

                                                           Dated: March 15, 2003

                           WARRANT FOR THE PURCHASE OF
                             SHARES OF COMMON STOCK
                                       OF
                               ASSURE ENERGY, INC.

                            (A Delaware corporation)

     FOR VALUE RECEIVED, Assure Energy, Inc. ("Company"), hereby certifies that Swiss Overseas Finance Company Ltd. or his, her or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time during the five-year period commencing on July 1, 2003 and expiring on June 30, 2008, four hundred fifty thousand (450,000) shares of Common Stock, $.001 par value, of the Company ("Common Stock"), at a purchase price of $3.10 per share. The number of shares of Common Stock purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively.

1.   Exercise
     --------

     1.1  Procedure for Exercise. This Warrant may be exercised by the
          ------------------------
Holder, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto duly executed by such Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased upon such exercise.

     1.2  Date of Exercise. Each exercise of this Warrant shall be deemed to
          ----------------
have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

     1.3  Issuance of Certificate. As soon as practicable after the exercise of
          -----------------------
the purchase right represented by this Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of, and delivered to, the Holder, or, subject to the terms and conditions hereof, to such other individual or entity as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

     (i) a certificate or certificates for the number of full shares of Warrant Shares to which such Holder shall be entitled upon such exercise (subject to Section 3 hereof), and

     (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Holder upon such exercise as provided in subsection 1.1 above.

2.   Adjustments.
     -----------

     2.1     Split,  Subdivision  or  Combination of Shares.  If the outstanding
             ----------------------------------------------
shares of the Company's Common Stock at any time while this Warrant remains outstanding and unexpired shall be subdivided or split into a greater number of shares, or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or split or immediately after the record date of such dividend (as the case may be), shall be proportionately decreased. If the outstanding shares of Common Stock shall be combined or reverse-split into a smaller number of shares, the Exercise Price in effect immediately prior to such combination or reverse split shall, simultaneously with the effectiveness of such combination or reverse split, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

     2.2     Reclassification  Reorganization,  Consolidation or Merger.  In the
             ----------------------------------------------------------
case of any reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2.1 above), or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, lawful provision shall be made so that the Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof, the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, such Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to the Exercise Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

     2.3     Price  Adjustment.  No  adjustment  in the per share Exercise Price
             -----------------
shall be required unless such adjustment would require an increase or decrease in the Exercise Price of at least $0.01; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

     2.4     No  Impairment.  The Company will not, by amendment of its Articles
             --------------
of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this
Section 2 and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the Holder of this Warrant to adjustments in the Exercise Price.

     2.5     Notice of Adjustment.  Upon any adjustment of the Exercise Price or
             --------------------
extension of the Warrant exercise period, the Company shall forthwith give written notice thereto to the Holder of this Warrant describing the event requiring the adjustment, stating the adjusted Exercise Price and the adjusted number of shares purchasable upon the exercise hereof resulting from such event, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

3.     Fractional  Shares.  The Company shall not be required to issue fractions
       ------------------
of shares of Common Stock upon exercise. If any fractions of a share would, but for this Section 3, be issuable upon any exercise, in lieu of such fractional share the Company shall round up or down to the nearest whole number.

4.     Limitation on Sales.  Each holder of this Warrant acknowledges that this
       -------------------
Warrant and the Warrant Shares, as of the date of original issuance of this Warrant, have not been registered under the Securities Act of 1933, as amended ("Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant or such Warrant Shares or (b) an opinion of counsel, reasonably acceptable to the Company, that such registration and qualification are not required. Absent prior registration, the Warrant Shares issued upon exercise thereof shall be imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING THE SHARES UNDER THE ACT AND APPLICABLE STATE

SECURITIES LAWS, (II) THE COMPANY FIRST RECEIVES AN OPINION FROM AN ATTORNEY, REASONABLY ACCEPTABLE TO THE COMPANY, STATING THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (III) THE TRANSFER IS MADE PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT.

5.     Registration  Rights.  The  Company  hereby  grants  to  Holder piggyback
       --------------------
registration rights with respect to the shares underlying the Warrant. The piggyback registration rights shall be in effect from the date of issuance of the Warrant until such time that the underlying shares are eligible for sale pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, as amended. Such piggyback registration rights shall not be applicable, however, to Company registration statements relating solely to (i) employee benefit plans; (ii) business combinations; or (iii) changes in domicile.

6.     Notices  of Record Date.  In case: (i) the Company shall take a record of
       -----------------------
the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

7.     Reservation of Stock.  The Company will at all times reserve and keep
       --------------------
available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Common Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

8.     Replacement of Warrants.  Upon receipt of evidence reasonably
       -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

9.     Transfers, etc.
       ---------------

     9.1     Warrant Register.  The Company will maintain a register containing
             ----------------
the names and addresses of the Holders of this Warrant. Any Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

     9.2    Holder. Until any transfer of this Warrant is made in the warrant
            ------
register, the Company may treat the Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

10.     No  Rights  as  Stockholder.  Until  the  exercise  of this Warrant, the
        ---------------------------
Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

11.     Successors.  The  rights  and obligations of the parties to this Warrant
        ----------
will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, pledgees, transferees and purchasers.

12.     Change  or  Waiver.  Any  term  of this Warrant may be changed or waived
        ------------------
only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

13.     Headings.  The  headings  in  this Warrant are for purposes of reference
        --------
only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

14.     Governing  Law.  This  Warrant  shall  be  governed  by and construed in
        --------------
accordance with the laws of the Province of Alberta. Each party hereby expressly agrees to the jurisdiction of the courts of the Province of Alberta and hereby waives any claim or defense of inconvenient forum.

15.     Mailing  of  Notices,  etc.  All  notices and other communications under
        ---------------------------

this Warrant (except payment) shall be in writing and shall be sufficiently given if sent to the Holder or the Company, as the case may be, by hand delivery, private overnight courier, with acknowledgment of receipt, or by registered or certified mail, return receipt requested, as follows:

      Holder:            To Holder's address on page 1 of this Warrant
                         Attention: Name of Holder

      The Company:       To the Company's Principal Executive Offices
                         Attention:  President

or to such other address as any of them, by notice to the others may designate from time to time. Time shall be counted to, or from, as the case may be, the delivery in person or by overnight courier or five (5) business days after mailing.


                              ASSURE ENERGY, INC
                              By:  /s/ Harvey Lalach
                                   -----------------
                                   Name: Harvey Lalach
                                   Title: President